SHAREHOLDERS' EQUITY	12 Months Ended
Dec. 31, 2012
SHAREHOLDERS' EQUITY [Abstract]
SHAREHOLDERS' EQUITY
NOTE 12:-	SHAREHOLDERS' EQUITY

a.	Share capital:

Ordinary shares confer upon their holders voting rights, the right to receive cash dividends and the right to share in excess assets upon liquidation of the Company.
b.	Stock option plans:

In 2003, the Company's Board approved the adoption of Israeli Employee Stock Option Plan ("the Plan"), which authorized the grant of options to purchase up to an aggregate of 1,666,667 Ordinary shares (in 2006 the Company's Board approved an increase in the plan by an additional 500,000 options), respectively, to officers, directors, consultants and key employees of the Company and its subsidiary. Options granted under the Plan expire within a maximum of ten years from adoption of the plan. One third of the options granted under the Company's Plan vest immediately on the grant date and the remaining two thirds vest ratably over two years. Compensation expense is recognized by the straight-line method.

The exercise price of an option granted to an employee may not be less than 60% of the fair market value of the Ordinary shares on the date of grant of the option. The exercise price of an option granted to a non-employee director or consultant may not be less than 80% of the fair market value of the Ordinary shares on the date of grant of the option. Any options that are cancelled or forfeited before expiration become available for future grants. At December 31, 2012, 341,832 options were available for grant under the Plan. Upon exercise of options by employees, the Company satisfies the requirements by issuing newly issued shares.

Transactions related to the above Plan (including warrants to directors) during the year ended December 31, 2012 were as follows:

	Year ended December 31, 2012
	Amount of options	Weighted average exercise price	Weighted average remaining contractual term (in years)	Aggregate intrinsic value

Options outstanding at beginning of year	718,573	$2.45	1.07	$-

Options outstanding at end of year	718,573	$2.45	0.07	$-

Vested and expected to vest at December 31, 2012	718,573	$2.45	0.07	$-

Exercisable options at end of year	718,573	$2.45	0.07	$-

Share based compensation for the years ended December 31, 2012, 2011 and 2010 was $0, $0 and $31 respectively.

No options were granted in 2011 and 2012. All options were expired on January 26, 2013 due to expiry of the 2003 plan.

The aggregate intrinsic value in the table above represents the total intrinsic value (the difference between the Company's closing stock price on December 31, 2012 and the exercise price, multiplied by the number of in-the-money options) that would have been received by the option holders had all option holders exercised their options on December 31, 2012. As of December 31, 2012, no options were in-the-money. As of December 31, 2012 there was no unrecognized compensation cost related to non-vested share-based compensation arrangements granted under the Company's stock option plans.

c.	Warrants:

As of December 31, 2012, warrants to purchase 2,778,947 Ordinary shares were outstanding. 1,578,947 of these warrants were issued on December 10, 2007 in connection with the issuance of a convertible note of $3,000 to its controlling shareholder, at an exercise price of $2.38 per share for a term of five years. During October 2010, the expiration date of the warrants was extended to October 2014, and the conversion price was set at $2.09 per share.

During February 2012, pursuant to 2012 loan agreement the Company issued warrants to purchase 1,200,000 Ordinary shares at an exercise price of $2.5 per share for a term of three years.

The fair value of the warrants was based on the Black-Scholes-Merton option-pricing model, assuming a stock price of $2.04, a risk free interest of 0.41%, a volatility factor of 52.5%, dividend yield of 0% and contractual life of three years.